VANGUARD
FLORIDA INSURED
TAX-FREE FUND

Semiannual Report - May 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                   [PHOTO]
JOHN C. BOGLE                             JOHN J. BRENNAN
Senior Chairman                           Chairman & CEO

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS .............................    1

THE MARKETS IN PERSPECTIVE ................................    3

REPORT FROM THE ADVISER ...................................    5

PERFORMANCE SUMMARY .......................................    7

PORTFOLIO PROFILE .........................................    8

FINANCIAL STATEMENTS ......................................   10


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

     Prices of municipal bonds nudged higher during the first half of Vanguard Florida Insured Tax-Free Fund's 1998 fiscal year, reflecting a slight easing in long-term interest rates and docile inflation. These higher prices, combined with six months of interest income, gave investors in tax-exempt securities a solid return for the half-year ended May 31, 1998.

     In this environment, our Fund's return of +3.9% outpaced those of the average Florida municipal bond fund and the unmanaged Lehman Brothers Municipal Bond Index. The adjacent table compares the Fund's six-month return with that of average competing mutual funds.

-------------------------------------------------------------
                                              TOTAL RETURNS
                                             SIX MONTHS ENDED
                                               MAY 31, 1998
-------------------------------------------------------------
Vanguard Florida Insured Tax-Free Fund             +3.9%
Average Florida Municipal Bond Fund                +3.5
-------------------------------------------------------------

     Our Fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $11.21 per share on November 30, 1997, to $11.37 per share on May 31, 1998, adjusted for dividends totaling $0.276 per share paid from net investment income. On May 31, the Fund's yield stood at 4.60%.

THE PERIOD IN REVIEW

A storybook environment that featured solid economic growth, declining interest rates, and well-behaved inflation showed no signs of fading during the half-year. As a result, the six-month period was a good one for bonds and even better for stocks.

     The decline in interest rates was particularly helpful. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

     Yields on high-grade, long-term municipal bonds fell on balance to 5.22% on May 31, down from 5.36% on November 30, 1997. The yield on top-grade (MIG-1) short-term municipal notes declined to 3.65%, from 3.80% six months earlier.

     Despite the good news for bonds, stocks continued to lead the party. The Standard & Poor's 500 Composite Stock Price Index returned +15.1% for the six months, a spectacular return for such a brief period.

     The +3.9% total return achieved by Vanguard Florida Insured Tax-Free Fund consisted of a +2.5% income return and a +1.4% capital return that reflected slightly lower interest rates. The Fund's performance topped the +3.5% return of the average Florida municipal bond fund and was a hair ahead of the +3.8% return of the unmanaged Lehman Municipal Bond Index. This national Index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

     In reviewing the results of the past six months, it's important to remember that the interest rate environment is not always so friendly to bond investors. During periods when interest rates are on the rise, existing bond prices fall and thus diminish, rather than augment, a fund's total return.

     Also, we urge you to keep in mind that our six-month performance accounts for only half of the year's interest income, whereas bond prices react immediately to interest rate changes. However, over time, unpredictable changes in interest rates tend to even out, leaving the rate of interest income as the chief source of long-term bond returns. That's why investors should consider a full year's interest income as part of a semiannual review. Over the twelve months ended May 31, 1998--a period when interest rates generally declined--Vanguard Florida Insured Tax-Free Fund provided a total return of +9.2%, consisting of an income return of +5.3% and a capital return of +3.9%.

     Our excellent long-term performance is largely a function of two elements: our low expenses and our disciplined management approach. For our shareholders, these factors are significant and durable advantages that we expect to continue. Our Fund has an annualized expense ratio (expenses as a percentage of average net assets) of 0.21%, a small fraction of the 1.03% charged by the average long-term state tax-exempt fund.

     Our cost advantage allows us to offer a portfolio of higher-quality bonds without compromising the yields earned by our shareholders. Our Fund invests in bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default. This insurance comes at the cost of slightly lower gross yields, but our lower costs more than make up the difference, thus enabling us to provide net returns that are fully competitive with those of uninsured municipal bond portfolios.

IN SUMMARY

While it's enjoyable to bask in the glow of the financial markets' recent stellar performance, it's important to remember that the markets are still subject to cycles. Interest rates cannot--and will not--march lower indefinitely. Nor will stocks sustain their above-average performance forever.

     Given that financial markets are not a one-way street, we reiterate our belief that a balanced portfolio of stock funds, bond funds, and money market funds can help investors "stay the course" toward their investment objectives--no matter what the market environment.

     We look forward to reporting to you in further detail in our 1998 annual report six months hence.



/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer
June 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998


The U.S. financial markets turned in another excellent performance during the half-year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

     Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

     The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

----------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                  PERIODS ENDED MAY 31, 1998
                                                 ---------------------------
                                                 6 MONTHS   1 YEAR  5 YEARS*
----------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                    15.1%    30.7%     22.2%
  Russell 2000 Index                                6.5     21.2      16.1
  MSCI EAFE Index                                  16.2     11.4       9.8
----------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                       4.1%    10.9%      7.1%
  Lehman 10-Year Municipal Bond Index               3.8      9.3       6.9
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                       2.7      5.3       4.9
----------------------------------------------------------------------------
  OTHER
  Consumer Price Index                              0.8%     1.7%      2.5%
----------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

     Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

     The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

     The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even-stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

     Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

     In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

The uncertainty facing financial markets at the start of Vanguard Florida Insured Tax-Free Fund's 1998 fiscal year continued throughout the past six months. The U.S. economy displayed surprising strength, which obliged the Federal Reserve Board's Open Market Committee to reinstate a bias toward a tighter monetary policy. Disruptive events in Asia boosted demand for U.S. Treasury securities. The dichotomy between domestic and international forces caused interest rates to trade within a narrow range. Against this backdrop, the prices of municipal bonds remained relatively stable during the six months. The Fund's total return was 3.9%, which exceeded the returns on both of its comparative benchmarks.

     During the period, tight labor markets underscored the strength in the domestic economy, which grew at a robust 5.4% annual pace during the January-March quarter. Monthly increases in nonfarm payrolls averaged 277,000 during the first half of our fiscal year, and the nation's unemployment rate dropped to a 28-year low of 4.3% in April and May. On the other hand, economic and political unrest in Asia cast a bit of a shadow on the strong U.S. economy. In Indonesia, riots and protests against the government and economic conditions ultimately forced President Suharto to step down after a 32-year reign. In Japan, economic lethargy persisted, and the yen fell to its lowest level against the U.S. dollar in eight years. Asian investors bought U.S. Treasury securities as a potential safe haven, helping interest rates to fall instead of to rise, as they might otherwise have done in a strong domestic economy.

A MUNICIPAL MARKET OVERVIEW

Over the fiscal half-year, the yield on the 30-year Treasury bond declined 0.25 percentage point to 5.80%. Rates didn't drop as far for municipal bonds, with the yield on 30-year, AAA-rated bonds declining 0.13 percentage point to 5.05%. Municipal bond yields didn't fall as much as yields on taxable bonds primarily because of an increased supply of new municipals. Municipal issuance for the six months was 50% higher than during the same period a year earlier, thanks partly to a heavy volume of refundings (bonds issued to refinance debt at lower interest rates). Another big factor was a $3.5 billion transaction for the Long Island Power Authority, the largest single new issue in the history of municipal finance.

     Market conditions appear favorable for municipal bonds. Supply should diminish as refunding volume subsides. Moreover, in June and July investors will have an estimated $45 billion to $60 billion of coupon payments and bond redemptions to reinvest, so demand for bonds should be strong in the summer.

In our last report to you, we discussed the narrowing spread between yields on high- and lower-quality municipals. The decline stemmed both from the overall reduction in bond yields and the growing use of municipal bond insurance to enhance credit quality, which limited the supply of lower-quality, higher-yielding bonds. This compression in quality spreads continued during the first half of fiscal 1998. Nearly half of all newly issued municipal bonds came with insurance that enabled the bonds to secure a top AAA rating. As a result, the yield spread between AAA-rated insured and BBB-rated (low-quality) bonds narrowed to 15 basis points (0.15 percentage point). In short, investors were taking substantially greater credit risk to earn a very modest incremental yield. It is difficult to predict when this trend will reverse, but when it does, prices of low-quality bonds will decline relative to prices of high-quality insured bonds. Your Insured Tax-Free Fund is positioned to benefit from such a reversal. The Fund maintains top overall credit quality through a combination of insured and AA-rated municipal bonds. Coupled with our low expense ratio, the Fund's high credit quality offers shareholders an unbeatable combination of minimal credit risk and consistent, above-average performance relative to our competitors.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 15, 1998

INVESTMENT PHILOSOPHY

The Fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

FLORIDA INSURED TAX-FREE FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-MAY 31, 1998

-------------------------------------------------------
            FLORIDA INSURED TAX-FREE FUND       LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
YEAR       RETURN      RETURN       RETURN      RETURN
-------------------------------------------------------
1992        1.6%        1.2%         2.8%        1.8%
1993        6.9         5.5         12.4        11.1
1994      -11.0         4.9         -6.1        -5.2
1995       13.8         6.3         20.1        18.9
1996        1.2         5.3          6.5         5.9
1997        1.3         5.2          6.5         7.2
1998**      1.4         2.5          3.9         3.8
-------------------------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 1998.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*

------------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                                       INCEPTION                           ---------------------------
                                         DATE       1 YEAR    5 YEARS      CAPITAL    INCOME    TOTAL
------------------------------------------------------------------------------------------------------
Florida Insured Tax-Free Fund           9/1/1992    10.39%     6.91%         2.35%     5.39%     7.74%
------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Florida Insured Tax-Free Fund

This Profile provides a snapshot of the Fund's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-------------------------------------
Number of Issues                  138
Yield                            4.6%
Yield to Maturity                4.6%
Average Coupon                   5.7%
Average Maturity           10.3 years
Average Quality                   AAA
Average Duration            7.2 years
Expense Ratio                  0.21%*
Cash Reserves                    1.3%

*Annualized.

INVESTMENT FOCUS
-----------------------
[GRAPH]


VOLATILITY MEASURES
-----------------------------------------------
                    FLORIDA INSURED      LEHMAN
                      TAX-FREE FUND      INDEX*
-----------------------------------------------
R-Squared                     0.96        1.00
Beta                          1.19        1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                       95.6%
AA                                         4.4
A                                          0.0
BBB                                        0.0
BB                                         0.0
B                                          0.0
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         6.6%
1-5 Years                           11.8
5-10 Years                          32.7
10-20 Years                         39.8
20-30 Years                          9.1
Over 30 Years                        0.0
-----------------------------------------
Total                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------
                                                                                             FACE      MARKET
                                                                         MATURITY          AMOUNT      VALUE*
FLORIDA INSURED TAX-FREE FUND                              COUPON            DATE           (000)       (000)
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
-------------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.1%)
Alachua County FL Health Fac. (Shands Teaching Hosp.)        6.25%   12/1/2011 (1)         $ 3,095   $ 3,598
Alachua County FL Health Fac. (Shands Teaching Hosp.)        6.25%   12/1/2016 (1)           8,695    10,017
Alachua County FL Health Fac. VRDO (Shands Teaching Hosp.)   3.95%    6/3/1998 (1)           3,000     3,000
Boynton Beach FL Utilities System                            6.25%   11/1/2020 (3)           2,085     2,271
Boynton Beach FL Utilities System                            6.25%   11/1/2020 (3)(ETM)        415       482
Brevard County FL Health Fac. (Holmes Medical Center)       5.625%   10/1/2014 (1)           3,000     3,177
Broward County FL School                                     5.75%    7/1/2005 (2)           4,615     5,023
Broward County FL Solid Waste                                5.75%    7/1/2013 (1)           4,130     4,420
Canaveral FL Port Auth.                                      6.00%    6/1/2006 (3)           1,000     1,081
Collier County FL COP                                        6.25%    2/15/2013(4)          12,500    14,467
Coral Springs FL Improvement Dist. GO                        6.00%    6/1/2010 (1)           2,300     2,594
Dade County FL Health Fac. Auth. (Baptist Hosp. Miami)       5.25%    5/15/2013(1)           5,500     5,625
Dade County FL School Board Certificates                     5.60%    8/1/2026 (2)          22,420    23,281
Dade County FL School Board Certificates                     5.70%    8/1/2016 (2)           4,300     4,558
Dade County FL School GO                                     5.00%    2/15/2017(1)          21,240    21,136
Dade County FL School GO                                     5.50%    8/1/2014 (1)           5,980     6,229
Dade County FL School GO                                    6.125%    6/1/2014 (1)           6,660     7,318
Dade County FL School GO                                    6.875%    8/1/2002 (1)           5,000     5,529
Dade County FL Seaport GO                                    6.25%   10/1/2001 (2)(Prere.)   2,000     2,157
Dade County FL Seaport GO                                    6.50%   10/1/2001 (2)(Prere.)   4,090     4,442
Dade County FL Solid Waste System Rev.                       6.00%   10/1/2005 (2)           5,000     5,500
Dade County FL Solid Waste System Rev.                       6.00%   10/1/2007 (2)           8,700     9,678
Dade County FL Water & Sewer System Rev.                     5.25%   10/1/2011 (3)           4,000     4,191
Dade County FL Water & Sewer System Rev.                     5.25%   10/1/2012 (3)           6,000     6,234
Dade County FL Water & Sewer System Rev.                     5.50%   10/1/2015 (3)           2,000     2,087
Dade County FL Water & Sewer System Rev.                     6.25%   10/1/2007 (3)           1,000     1,142
Dade County FL Water & Sewer System Rev.                     6.25%   10/1/2009 (3)           1,500     1,730
Dade County FL Water & Sewer System Rev. VRDO                3.90%    6/3/1998 (3)          11,485    11,485

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE    MARKET
                                                                              MATURITY                     AMOUNT    VALUE*
                                                                 COUPON           DATE                      (000)     (000)
---------------------------------------------------------------------------------------------------------------------------
Davie FL Water & Sewer                                           6.375%      10/1/2012 (2)               $ 2,500   $ 2,930
Dunedin FL Utility System                                         6.75%      10/1/2008 (3)                 1,115     1,322
Dunedin FL Utility System                                         6.75%      10/1/2010 (3)                 2,465     2,965
Florida Dept. of Environmental Protection                         5.00%       7/1/2011 (2)                 6,500     6,655
Florida Dept. of Environmental Protection                         5.50%       7/1/2000 (2)                14,095    14,557
Florida Dept. of Environmental Protection                         5.75%       7/1/2013 (2)                 2,585     2,764
Florida Muni. Power Agency                                        6.25%      10/1/2002 (2)(Prere.)         4,500     4,960
Florida Muni. Power Agency (Tricity Project)                      5.00%      10/1/2010 (2)                 4,340     4,439
Greater Orlando FL Aviation Auth.                                 6.10%      10/1/2006 (2)                 2,500     2,723
Gulf Breeze FL Local Govt. Pooled Loan Program VRDO               3.70%       6/4/1998 (3)                 1,800     1,800
Hillsborough County FL IDA (Univ. Community Hosp.)                6.50%      8/15/2019 (1)                14,600    17,431
Hillsborough County FL School Board COP                           5.25%       7/1/2017 (1)                12,000    12,155
Hillsborough County FL School Board COP                           5.50%       7/1/2018 (1)                15,945    17,031
Hillsborough County FL School Board COP                          5.625%       7/1/2015 (2)                 6,500     7,147
Indian River County FL Water & Sewer                              5.25%       9/1/2018 (3)                 6,415     6,461
Indian River County FL Water & Sewer                              6.50%       9/1/2008 (3)                 2,540     2,958
Jacksonville FL Capital Improvement (Gator Bowl Project)          5.50%      10/1/2019 (2)                 5,850     6,023
Jacksonville FL Rev.                                              5.50%      10/1/2012 (2)                 4,900     5,091
Jacksonville FL Water & Sewer                                     5.00%      10/1/2020 (1)                 2,650     2,792
Lakeland FL Electric & Water                                      6.00%      10/1/2014 (3)                 2,000     2,267
Lakeland FL Electric & Water                                      6.50%      10/1/2009 (3)                 4,000     4,712
Lee County FL Local Option Gas Tax Rev.                           5.50%      10/1/2009 (1)                 2,000     2,045
Lee County FL School Board COP                                    6.00%       8/1/2007 (4)                 5,820     6,511
Lee County FL School Board COP                                    6.00%       8/1/2008 (4)                 6,180     6,898
Marion County FL Hosp. Dist. (Munroe Regional Medical Center)     6.20%      10/1/2007 (3)                 1,000     1,093
Melbourne FL Water & Sewer                                       6.375%      10/1/2012 (3)                 1,000     1,092
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)      6.125%     11/15/2014 (4)                 1,250     1,356
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)       6.25%     11/15/2008 (4)                 2,000     2,194
Miami FL GO                                                       5.90%      12/1/2008 (3)                 1,000     1,114
Miami FL GO                                                       6.00%      12/1/2009 (3)                 1,380     1,558
Naples FL Hosp. Rev.                                              5.50%      10/1/2016 (1)                 2,250     2,327
North Broward FL Hosp. Dist. Rev.                                 5.25%      1/15/2017 (1)                 3,500     3,525
North Broward FL Hosp. Dist. Rev.                                5.375%      1/15/2013 (1)                 1,750     1,825
North Broward FL Hosp. Dist. Rev.                                 5.75%      1/15/2007 (1)                 2,560     2,804
Ocala FL Water & Sewer                                            5.50%      10/1/2015 (2)                 4,550     4,773
Ocala FL Water & Sewer                                            6.00%      10/1/2005 (2)                 2,565     2,845
Ocala FL Water & Sewer                                            6.00%      10/1/2010 (2)                 2,435     2,760
Orange County FL COP                                             5.375%       8/1/2017 (1)                 7,590     7,784
Orange County FL COP                                             5.375%       8/1/2022 (1)                 6,880     6,985
Orange County FL COP                                              6.00%       8/1/2011 (1)                 6,000     6,605
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group) 5.25%     11/15/2020 (2)                 3,000     3,000
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group) 5.50%     11/15/2015 (2)                 1,250     1,303
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group) 6.25%     11/15/2008 (2)                 4,570     5,156
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group) 6.25%     11/15/2010 (2)                 6,015     6,705
Orange County FL Health Fac. Auth. (Orlando Regional Health)      6.25%      10/1/2009 (1)                 6,980     8,022
Orange County FL Health Fac. Auth. (Orlando Regional Health)      6.25%      10/1/2010 (1)                 7,435     8,580
Orange County FL Health Fac. Auth. (Orlando Regional Health)      6.25%      10/1/2011 (1)                 3,910     4,514
Orange County FL Health Fac. Auth. (Orlando Regional Health)      6.25%      10/1/2013 (1)                 2,465     2,856
Orange County FL Health Fac. Auth. (Orlando Regional Health)      6.25%      10/1/2016 (1)                 5,500     6,353
Orange County FL Health Fac. Auth. (Orlando Regional Health)      6.25%      10/1/2018 (1)                 2,700     3,134
Orange County FL Sales Tax Rev.                                  5.125%       1/1/2028 (3)                 8,000     7,957
Orange County FL Solid Waste                                     6.375%      10/1/2017 (3)                 3,500     3,818
Orange County FL Tourist Dev.                                     5.90%      10/1/2010 (1)                 1,250     1,409
Orange County FL Tourist Dev.                                     6.50%      10/1/2019 (2)                 4,000     4,448
Orlando & Orange County FL Expressway Auth.                      5.375%       7/1/2011 (2)                 5,000     5,201
Orlando & Orange County FL Expressway Auth.                       6.50%       7/1/2010 (3)                 2,000     2,362
Osceola County FL Gas Tax Rev.                                    5.90%       4/1/2008 (3)                 1,805     1,952
Palm Beach County FL Criminal Justice Fac.                       5.375%       6/1/2007 (3)                 5,280     5,680
Palm Beach County FL Criminal Justice Fac.                       5.375%       6/1/2008 (3)                 2,375     2,563
Palm Beach County FL Criminal Justice Fac.                       5.375%       6/1/2011 (3)                 1,120     1,202

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                   MATURITY                  AMOUNT         VALUE*
FLORIDA INSURED TAX-FREE FUND                                        COUPON            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Palm Beach County FL Criminal Justice Fac.                            7.20%        6/1/2015 (3)             $ 3,000        $ 3,798
Palm Beach County FL Solid Waste Auth.                                6.00%       10/1/2007 (2)              10,000         11,255
Palm Beach County FL Solid Waste Auth.                                6.00%       10/1/2008 (2)              17,395         19,563
Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)             5.25%      11/15/2012 (1)               2,705          2,781
St. Lucie County FL Utility System                                    5.50%       10/1/2015 (3)(ETM)          5,000          5,422
St. Lucie County FL Utility System                                    6.00%       10/1/2020 (3)(ETM)          3,165          3,551
St. Lucie County FL Utility System                                    6.00%        9/1/2024 (3)              11,750         12,916
St. Lucie County FL Utility System                                    6.50%       10/1/2008 (1)(ETM)          4,910          5,638
Sarasota County FL Utility System                                     5.75%       10/1/2012 (3)               4,325          4,614
Sarasota County FL Utility System                                     7.00%       10/1/2009 (3)               6,260          7,619
Seacoast FL Utility Auth.                                             5.00%        3/1/2019 (3)               2,000          1,982
Seacoast FL Utility Auth.                                             5.50%        3/1/2010 (3)               2,500          2,596
Seacoast FL Utility Auth.                                             5.50%        3/1/2013 (3)               4,000          4,114
Seacoast FL Utility Auth.                                             5.50%        3/1/2017 (3)               2,400          2,563
Seacoast FL Utility Auth.                                             5.50%        3/1/2019 (3)               1,595          1,704
Seminole County FL School Board COP                                  6.125%        7/1/2014 (1)               1,000          1,119
Seminole County FL School Board COP                                  6.125%        7/1/2019 (1)               2,500          2,798
Seminole County FL School Board COP                                   6.50%        7/1/2004 (1)(Prere.)       2,750          3,111
Seminole County FL Water & Sewer Rev.                                 6.00%       10/1/2009 (1)               1,800          2,036
Seminole County FL Water & Sewer Rev.                                 6.00%       10/1/2012 (1)               5,000          5,667
Seminole County FL Water & Sewer Rev.                                 6.00%       10/1/2019 (1)               7,500          8,509
Sunrise FL Utility System                                             5.20%       10/1/2022 (2)              17,805         18,209
Sunrise FL Utility System                                             5.75%       10/1/2016 (2)               2,000          2,218
Tamarac FL Water & Sewer Utility                                      5.90%       10/1/2011 (3)               3,980          4,483
Tampa FL Health System Rev. (Catholic Healthcare East)                5.00%      11/15/2010 (1)               2,490          2,555
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%      11/15/2012 (1)               3,385          3,494
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%      11/15/2013 (1)               4,615          4,734
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%      11/15/2004 (1)               1,000          1,068
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%      11/15/2012 (2)               2,000          2,156
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%      11/15/2013 (2)               2,800          3,015
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%      11/15/2014 (2)               1,000          1,073
Tampa FL Hillsborough County Expressway Auth.                         6.00%        7/1/2004 (2)               4,980          5,465
Tampa FL Hillsborough County Expressway Auth.                         6.50%        7/1/2002 (2)               4,130          4,504
Tampa FL Rev. (Allegany Health System-St. Mary's Hosp.)               5.00%       12/1/2012 (1)               7,380          7,566
Tampa FL Water & Sewer                                                6.25%       10/1/2012 (3)               5,805          6,268
Titusville FL Water & Sewer                                           6.00%       10/1/2024 (1)               2,500          2,721
West Palm Beach FL Public Service Tax                                6.125%        3/1/2002 (1)(Prere.)       1,560          1,684
                                                                                                                        -----------
                                                                                                                           638,513
                                                                                                                        -----------
NONINSURED (7.6%)
Dade County FL IDA Fac. Rev. (Florida Power & Light Co.)              4.05%        6/2/1998                   3,570          3,570
Florida Board of Educ.                                                5.00%        6/1/2012                   6,000          6,000
Florida Board of Educ.                                                6.75%        4/1/2001 (Prere.)          2,000          2,172
Florida Housing Finance Agency                                        6.25%        7/1/2011                   1,610          1,712
Florida Housing Finance Agency                                        6.35%        7/1/2014                   2,030          2,156
Gainesville FL Utility System                                         6.50%       10/1/2012                   1,500          1,769
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)      3.85%        6/2/1998                   1,000          1,000
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)      4.00%        6/2/1998                   4,100          4,100
Jacksonville FL Pollution Control VRDO (Florida Power & Light Co.)    3.85%        6/2/1998                   4,000          4,000
Orlando County FL Health Fac. Auth. Rev. VRDO
   (Adventist Health System/Sunbelt)                                  3.80%        6/4/1998 LOC               6,800          6,800
Orlando FL Utilities Comm.                                            6.75%       10/1/2017                  11,700         14,301
St. Lucie County FL PCR Rev. VRDO (Florida Power & Light Co.)         3.85%        6/2/1998                   3,700          3,700
Tallahassee FL Consolidated Utility System                            6.20%       10/1/2019                   2,000          2,197
                                                                                                                        -----------
                                                                                                                            53,477
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $650,528)                                                                                                         691,990
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            MARKET
                                                                                                                            VALUE*
                                                                                                                             (000)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      $ 10,828
Liabilities                                                                                                                 (1,755)
                                                                                                                        -----------
                                                                                                                             9,073
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 61,673,245 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                                $701,063
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $11.37
===================================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see below.

-----------------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT            PER
                                                                                                              (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $661,982         $10.74
 Undistributed Net Investment Income                                                                             --             --
 Accumulated Net Realized Losses                                                                             (2,381)          (.04)
 Unrealized Appreciation--Note F                                                                             41,462            .67
===================================================================================================================================
 NET ASSETS                                                                                                $701,063         $11.37
===================================================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------
                                                                                FLORIDA INSURED TAX-FREE FUND
                                                                                SIX MONTHS ENDED MAY 31, 1998
                                                                                                        (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                                                                         $17,338
                                                                                                   -----------
          Total Income                                                                                 17,338
                                                                                                   -----------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                                                     44
          Management and Administrative                                                                   548
          Marketing and Distribution                                                                       92
     Custodian Fees                                                                                         5
     Auditing Fees                                                                                          4
     Shareholders' Reports                                                                                 12
     Annual Meeting and Proxy Costs                                                                         1
     Trustees' Fees and Expenses                                                                            1
                                                                                                   -----------
          Total Expenses                                                                                  707
          Expenses Paid Indirectly--Note C                                                                (30)
                                                                                                   -----------
          Net Expenses                                                                                    677
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                  16,661
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                                                         3,631
     Futures Contracts                                                                                   (294)
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                       3,337
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                                              5,423
     Futures Contracts                                                                                      3
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                        5,426
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $25,424
==============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------
                                                                                    FLORIDA INSURED TAX-FREE FUND
                                                                                -------------------------------------
                                                                                  SIX MONTHS                    YEAR
                                                                                       ENDED                   ENDED
                                                                                MAY 31, 1998           NOV. 30, 1997
                                                                                       (000)                   (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                         $  16,661               $  28,360
     Realized Net Gain (Loss)                                                          3,337                  (2,189)
     Change in Unrealized Appreciation (Depreciation)                                  5,426                   9,742
                                                                                -------------------------------------
          Net Increase in Net Assets Resulting from Operations                        25,424                  35,913
                                                                                -------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                           (16,661)                (28,360)
     Realized Capital Gain                                                                --                      --
                                                                                -------------------------------------
          Total Distributions                                                        (16,661)                (28,360)
                                                                                -------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                          185,492                 238,250
     Issued in Lieu of Cash Distributions                                             10,845                  18,246
     Redeemed                                                                       (121,108)               (162,027)
                                                                                -------------------------------------
          Net Increase from Capital Share Transactions                                75,229                  94,469
---------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                   83,992                 102,022
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                             617,071                 515,049
                                                                                -------------------------------------
     End of Period                                                                  $701,063                $617,071
=====================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                           16,361                  21,630
     Issued in Lieu of Cash Distributions                                                957                   1,654
     Redeemed                                                                        (10,678)                (14,772)
                                                                                -------------------------------------
          Net Increase in Shares Outstanding                                           6,640                   8,512
=====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                             FLORIDA INSURED TAX-FREE FUND
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED                        YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                      MAY 31, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.21      $11.07       $10.94       $ 9.61       $10.86       $10.16
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .276        .561         .550         .560         .550         .537
    Net Realized and Unrealized Gain (Loss)
        on Investments                              .160        .140         .130        1.330       (1.180)        .700
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            .436        .701         .680        1.890        (.630)       1.237
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.276)      (.561)       (.550)       (.560)       (.550)       (.537)
    Distributions from Realized Capital Gains         --          --           --           --        (.070)          --
                                                  -----------------------------------------------------------------------
        Total Distributions                        (.276)      (.561)       (.550)       (.560)       (.620)       (.537)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.37      $11.21       $11.07       $10.94       $ 9.61       $10.86
=========================================================================================================================

TOTAL RETURN                                       3.92%       6.54%        6.45%       20.05%       -6.08%       12.38%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $701        $617         $515         $423         $284         $269
    Ratio of Total Expenses to
        Average Net Assets                        0.21%*       0.19%        0.19%        0.21%        0.22%        0.21%
    Ratio of Net Investment Income to
        Average Net Assets                        4.88%*       5.10%        5.09%        5.33%        5.31%        5.01%
    Portfolio Turnover Rate                         23%*         13%          19%          20%          43%          34%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. FUTURES CONTRACTS: The Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by $25,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the Fund's average net assets.

D. During the six months ended May 31, 1998, the Fund purchased $127,475,000 of investment securities and sold $74,704,000 of investment securities, other than temporary cash investments.

E. Capital gains (losses) may be realized in a different time period for tax purposes than for financial reporting purposes. At November 30, 1997, the Fund had available a capital loss carryforward of $1,422,000 to offset future net capital gains through November 30, 2005.

F. At May 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $41,462,000, consisting of unrealized gains of $41,819,000 on securities that had risen in value since their purchase and $357,000 in unrealized losses on securities that had fallen in value since their purchase.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                   are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund


Q182-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.